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                                                                    Exhibit 3(e)

         (Emblem)
         BRITISH                                                NUMBER:   186138
         COLUMBIA


                                   CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                   COMPANY ACT



                              I HEREBY CERTIFY that



                          ALASKA APOLLO RESOURCES INC.



                        has this day changed its name to


                            DAUGHERTY RESOURCES, INC.



               ISSUED under my hand at Victoria, British Columbia
                                on June 24, 1998



                                              Signature   /s/ John S. Powell
                                                       ---------------------

(Seal)
                                                          John S. Powell
                                                      Registrar of Companies
                                                   PROVINCE OF BRITISH COLUMBIA
                                                             CANADA